Slide 1

Exhibit 99.3

First Quarter 2005 Earnings Call

May 10, 2005 9:00 AM EDT

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ended December 31, 2004.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s first quarter earnings release of May 9, 2005. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Bookings & Backlog

1. First quarter bookings = $79.8 MM

USA(67%), Asia (9%), Europe (12%), Other(12%)

2. 03/31/2005 Backlog = $321.0 MM

+60% from 3/27/2004, +4% from 12/31/2004

3. Backlog expected to rise sharply in Q2

Slide 4

Financial Results – 1Q05 vs. 1Q04

In $000s, except per share and        % chg

1Q05 1Q04 % Chg

Revenues $67,387 $55,126 +22.2%

Direct Costs $57,606 $43,313 +33.0%

Gross Margin $9,781 $11,813 -17.2%

Gross Margin Percent 14.5% 21.4% -6.9 pts

Operating Expenses

G&A $5,651 $7,599 -25.6%

Other $3,265 $2,662 +22.7%

Total Operating Expenses $8,916 $10,261 -13.1%

Operating Profit $865 $1,552 -44.3%

Net Interest Expense $896 $200 +348.0%

Income (Loss) Before Income Taxes & Minority Interest $(31) $1,352 -102.3%

Income Tax Provision (Benefit) $(11) $514 -102.1%

Income (Loss) Before Minority Interest $(20) $838 -102.4%

Minority Interest $10 $- NA

Net Income (Loss) $(30) $838 -103.6%

Diluted Shares Outstanding 46,813 46,727 +0.2%

EPS $0.00 $0 .02 -100.0%

EBITDA $1,833 $2,390 -23.3%

Slide 5

Financial Results

Segment and Geographic Details

1Q05 vs. 1Q04

In $000s, except        % chg

Revenues 1Q05 1Q04 Change % Chg

Heat Recovery Equipment $35,093 $28,436 $6,657 23.4%

Auxiliary Power Equipment 32,294 26,690 5,604 21.0%

Total $67,387 $55,126 $12,261 22.2%

United States $23,849 $27,925 $(4,076) (14.6)%

Asia 16,986 6,693 10,293 153.8%

Europe 8,687 5,853 2,834 48.4%

Middle East 5,701 12,721 (7,020) (55.2)%

Other 12,164 1,934 10,230 529.0%

Slide 6

World Carbon Steel Price

Hot Rolled Plate

$ per Metric Ton

800

700

600

500

400

300

200

100

0

MEPS April ‘05 data series indicates first quarter steel prices rose only 2% from the fourth quarter of 2004 but were 68% higher than the first quarter of 2004. MEPS forecasts a slight decline of 3% through the end of the year.

April ‘05

MEPS Forecast

1997 1998 1999 2000 2001 2002 2003 2004 2005

Source: MEPS (International) Ltd. – April 28, 2005

Slide 7

Gross Margins

By Quarter

30% 25% 20% 15% 10%

Long-term Average Range 16% – 19%

14.5%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

1999 2000 2001 2002 2003 2004

Average for year 17.9% 17.0% 18.2% 22.4% 27.1% 16.8%

Slide 8

Historical Backlog

At End of Quarter

$ MMs

750

500

250

0

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q

1999 2000 2001 2002 2003 2004 2005

Slide 9

Financial Results – Through 1Q05

Cash & Cash Usage

In $000s

FY2002 FY2003 FY2004 FY2005

Beginning of period cash and restricted cash $2,435 $59,042 $51,315 $98,688

EBITDA 92,936 36,977 3,708 1,833

Other operating, investing, financing activities 12,123 (9,183) (16,324) (713)

Change in debt (45,556) (35,110) 70,641 (50)

Capital expenditures (2,896) (411) (1,942) (356)

Purchase of a business, net of cash acquired - - (8,710) -

Change in cash 56,607 (7,727) 47,373 714

Cash and restricted cash at end of period $59,042 $51,315 $98,688 $99,402

Total Debt / Net Debt as of:

12/29/01 Total Debt $105,629

Net Debt 103,194

12/28/02 Total Debt $60,073

Net Debt 1,031

12/27/03 Total Debt $24,963

Net Debt (26,352)

12/31/04 Total Debt $95,604

Net Debt (3,084)

3/31/05 Total Debt $95,554

Net Debt (3,848)

Note: Net Debt is Total Debt less Cash & Cash Equivalents and Restricted Cash. Includes $74.7 million of restricted cash for purchase of WISG.

Slide 10

Key Financial Statistics

As of 3/31/05

Net working capital (average LTM)—$000s $7,105

EBITDA—$000s $1,833

Total debt—$000s $95,554

Cash & Cash Equivalents and Restricted Cash- $000s $99,402

Net debt—$000s $(3,848)

Stockholders’ equity—$000s $162,537

Total capital invested (Stockholders’ equity + LT-Debt)—$000s $240,037

Total debt to total capitalization 58.8%

Pre-tax Return on Average Invested Capital (LTM) 1.5%

Pre-tax Return on Average Equity (LTM) (1.6)%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Note: Net Debt is Total Debt less Cash & Cash Equivalents and Restricted Cash.

Slide 11

Thank You

For Additional Information Please Contact: Bob Zwerneman Director, Investor Relations Global Power Equipment Group Inc.

(918) 274-2398 bobz@globalpower.com